COLUMBIA SMALL CAP GROWTH FUND, INC.
                       COLUMBIA MID CAP GROWTH FUND, INC.
                                (each the "Fund")



                Supplement to Prospectuses Dated January 1, 2004



The section entitled "Managing the Fund - Portfolio Manager" is replaced in its entirety with the following:

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Kenneth A. Korngiebel, a Senior Vice President of Columbia Management, and Trent E. Nevills, a Vice President of Columbia Management, co-manage the Fund and are responsible for implementing and maintaining the investment themes and strategies of the Fund.

Mr. Korngiebel joined Columbia Management in 1996 and has co-managed the Fund since June 2004. Mr. Nevills joined Columbia Management in 2003 and has co-managed the Fund since June 2004. Previously, he was a portfolio manager and principal partner at QED Capital Management from 2000-2003. He was a portfolio manager and assistant vice president for Federated Investors from 1999-2000 and an equity analyst from 1997-1999.



                                                                  July 2, 2004
COL-36/249S-0604